TRANSAMERICA LANDMARKSM VARIABLE ANNUITY

Issued Through

SEPARATE ACCOUNT VA B

By

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated December 12, 2011

to the

Prospectus dated May 1, 2011

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica LandmarkSM Variable Annuity dated May 1, 2011.

The following hereby amends the corresponding paragraphs for the Retirement Income ChoiceSM 1.2 Rider in the “10. ADDITIONAL FEATURES” section of the prospectus.

The following investment choice is no longer available as a designated fund:

Huntington VA Balanced Fund

All terms used that are not defined in this supplement shall have the same meanings as the same terms used in the prospectus.